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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05898
Invesco Prime Income Trust
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices)    (Zip code)
Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 9/30
Date of reporting period: 9/30/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders       September 30, 2011

Invesco Prime Income Trust
Nasdaq: XPITX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
5	Long-Term Fund Performance
6	Supplemental Information
10	Schedule of Investments
24	Financial Statements
27	Notes to Financial Statements
36	Financial Highlights
37	Auditor’s Report
38	Approval of Investment Advisory and Sub-Advisory Agreements
40	Tax Information
41	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Trust and its performance. I encourage you to read this report to learn more about your Trust’s short-and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Trust’s management team and a discussion of how your Trust was managed during the reporting period.
     Data indicated that economic growth in the U.S. and most of Europe was anemic during the reporting period. In the U.S., unemployment remained high, and the housing market remained weak. Concerns about European sovereign debt persisted. Nonetheless, equity markets rose in late 2010 and early 2011 as investors anticipated better news ahead. But contentious negotiations to raise the U.S. government’s debt ceiling heightened investor unease, and following the first-ever downgrade of U.S. creditworthiness in August, global stock markets declined as many investors sought safer havens.
Where you can get current information about your Trust
In light of economic uncertainty and market volatility, I suggest you check the timely market updates and commentary from many of our fund managers and other investment professionals at invesco.com/us. On our website, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change — often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it can cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals — financing your retirement or your children’s education, for example — may help you avoid making rash investment decisions based on short-term market swings.
     Invesco’s investment professionals apply these same principles to the funds they manage.
     Invesco offers a broad array of traditional mutual funds, as well as other investment products, including single-country, sector, regional and global investments spanning equity, fixed income and alternative asset classes. Across our product line, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management — that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be, and that it’s managed with a long-term focus.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Prime Income Trust

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals — a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Prime Income Trust

Management’s Discussion of Trust Performance

Performance summary
For the 12 months ended September 30, 2011, Invesco Prime Income Trust, at net asset value (NAV), returned 2.43%, slightly outperforming the Credit Suisse (CS) Leveraged Loan Index. The Trust invests in lower rated fixed income instruments, primarily senior secured corporate loans.
     Your Trust’s long-term performance appears later in this report.

Trust vs. Index
Total returns, 9/30/10 to 9/30/11, at net asset value (NAV). Performance shown does not include applicable front-end sales charges or early withdrawal charges, which would have reduced performance.

Trust Shares	2.43%

CS Leveraged Loan Index▼ (Style-Specific Index)	2.40
Source(s): ▼ Invesco, Bloomberg L.P.

How we invest
We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives has the best risk-reward potential. Our credit analysts review all holdings and prospective holdings.
     Key consideration is given to the following:
■	Management. Factors include direct operating experience in managing this business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.

Portfolio Composition
By Moody’s credit rating, based on total investments

Baa	2.5%

Ba	34.3

B	41.1

Caa	6.1

Not Rated	16.0
Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.
■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirement of the business and conduct an examination of business cycles, seasonality, international pressures and other factors.
■	Recovery and loan-to-value. These factors focus on further examination of the default probability and the rate of recovery associated with loans.
     The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of

Top 10 Issuers*

1. Reynolds Group Holdings Ltd.	2.7%

2. Calpine Corp.	2.1

3. First Data Corp.	1.8

4. Univision Communications Inc.	1.8

5. Asurion Corp.	1.6

6. Level 3 Communications, Inc.	1.4

7. VML US Finance, LLC	1.4

8. Affinion Group, Inc.	1.3

9. Tribune Co.	1.3

10. Sungard Data Systems, Inc.	1.2
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.
*Excluding time deposits.

return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with firms and loan sponsors.
     Our active sell discipline considers two key factors for each portfolio position:
■	Company objective. Will unfavorable industry trends, poor performance or lack of access to capital cause the company to underperform?
■	Investment objective. Has the earnings potential or price potential been met or exceeded, or do better relative valuation opportunities exist in the market?

Market conditions and your Trust
The fiscal year ended September 30, 2011 was an uneven one for the leveraged loan market. We began the fiscal year emerging from the 2010 European sovereign debt crisis brought on by Greece, and seemingly ended the year back where we began. Sandwiched between the start and the end of the year, the loan market rose, only to fall in August and in much of September.
From a fundamental perspective, the trailing 12-month loan default rate as of September 30, 2011, as measured by Standard & Poor’s Leveraged Commentary & Data fell to 0.32%, a level well below the average default rate of 3.58% and far below the November 2009 peak of 10.81%.1
     Furthermore, corporate balance sheets and revenue and earnings growth were generally healthy, with ample liquidity. Nevertheless, we have entered another period of heightened volatility in the

Top Five Industries

1. Business Equipment & Services	9.6%

2. Utilities	7.4

3. Lodgings & Casinos	7.0

4. Radio & Television	6.8

5. Health Care	6.6

Total Net Assets	$507.6 million

Total Number of Holdings*	385

4	Invesco Prime Income Trust

world’s financial markets, and this volatility has affected leveraged loans as well.
     Although loans held up reasonably well in comparison with other asset classes, we anticipate a period of economic softening, and we positioned the Trust accordingly. We decreased the proportion of the Trust’s investments in lower rated credits and increased the Trust’s holdings of higher rated companies.
     During the year, the Trust benefited from its use of leverage. It also benefited from being underweight in the printing and publishing sectors and from its holdings of Lyondell Chemical equity. The Trust was hurt, particularly at the end of the fiscal year, by its holdings of some higher beta names that traded off during the market’s period of weakness.
     In keeping with this general theme of positioning the Trust for an extended period of softening, we decreased the Trust’s exposure to cyclical issuers in sectors like chemicals, while increasing our exposure to names that may be more stable in a weakening economy such as cable companies. Furthermore, the Trust continued to underweight sectors that we feel may continue to underperform in all economic cycles, such as directories. Given our view of the likelihood of fiscal spending pressures, we were underweight defense and health care companies at the close of the fiscal year.
     We thank you for your investment in Invesco Prime Income Trust.
1	Source: Standard & Poor’s Leveraged Commentary & Data
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.
Thomas Ewald
Portfolio manager, is manager of Invesco Prime Income Trust. He has been responsible for the Trust since 2010 and has been associated with Invesco or its affiliates since 2000. Mr. Ewald earned an A.B. from Harvard College and an M.B.A. from the Darden School of Business at the University of Virginia.
Jinny Kim
Portfolio manager, is manager of Invesco Prime Income Trust. She has been responsible for the Trust since 2005 and has been associated with Invesco or its affiliates since 2010. Ms. Kim earned a B.A. in political science from Stephens College.
Greg Stoeckle
Portfolio manager, is manager of Invesco Prime Income Trust. He has been responsible for the Trust since 2010 and has been associated with Invesco or its affiliates since 1999. Mr. Stoeckle earned a B.S. in applied math and economics from Ursinus College and an M.B.A. in finance from St. Joseph’s University. He serves as a board member of the Loan Syndications and Trading Association.

Your Trust’s Long-Term Performance

Average Annual Total Returns
As of 9/30/11, including maximum applicable sales charges
Trust Shares

Inception (11/30/89)	5.07%

10 Years	3.69

5 Years	1.32

1 Year	-0.48
Effective June 1, 2010, Morgan Stanley Prime Income Trust was renamed Invesco Prime Income Trust.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.
Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge, if applicable, unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Trust operating expense ratio set forth in the most recent Trust prospectus as of the date of this report was 1.32%.1 The total annual Trust operating expense ratio set forth in the most recent Trust prospectus as of the date of this report was 1.60%. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Trust share performance reflects an early withdrawal charge of 3% beginning at the time of purchase and declining to 0% in the fifth year. Shares of the Trust are continuously offered.
1	Total annual Trust operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

5	Invesco Prime Income Trust

Invesco Prime Income Trust’s investment objective is to provide a high level of current income consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of September 30, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Trust’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Trust shares are continuously offered.

Principal risks of investing in the Trust
■	General. The Trust invests primarily in Senior Loans on which the interest rate is periodically adjusted in response to interest rate changes on short-term investments. This policy should result in a net asset value which fluctuates less than would a portfolio consisting primarily of fixed rate obligations. A number of factors may, however, cause a decline in net asset value, including a default on a Senior Loan, a material deterioration of a Borrower’s perceived or actual credit worthiness and/or an increase in interest rates not immediately reflected in the interest rate payable on Senior Loans. A sudden and extreme increase in interest rates is particularly likely to cause a decline in net asset value. Also, a change in the manner in which interest rates on Senior Loans are set (e.g., interest rates are set at a higher or lower margin above the Prime Rate, LIBOR or other base lending rate) or other changes in pricing parameters for Senior Loans, may also cause the Trust’s net asset value to fluctuate. In addition, at any time there may be a limited supply of Senior Loans, which may adversely affect the Trust’s performance.

■	Illiquidity of shares. An investment in the Shares should be considered illiquid. There is no secondary market for the Shares and none is expected to develop. There is no guarantee that you will be able to resell to the Trust all of the Shares that you desire to sell at any particular time in any repurchase offer by the Trust.

■	Credit risk. Senior Loans are subject to credit risk. Credit risk is the risk that the Borrower will fail to make timely payments of principal and/or interest. The nonreceipt of scheduled payments of principal or interest, either because of a default, bankruptcy or other reason, could result in a reduction of the Trust’s yield and a decline in net asset value. The risk of default increases in the event of an economic down-turn or a substantial increase in interest rates. The Trust may invest all or a substantial portion of its assets in below investment grade Senior Loans, which are considered speculative by rating agencies (and are often referred to as high-yielding, high-risk investments or as “junk” investments).

The Trust may invest in Senior Loans made in connection with leveraged buyout transactions, recapitalizations and other highly leveraged transactions. These types of Senior Loans are subject to greater risks than are other kinds of Senior Loans in which the Trust may invest. The value of such Senior Loans may also be subject to a greater degree of volatility in response to interest rate fluctuations.

The Investment Adviser will invest only in Senior Loans secured by collateral with a value (at the time of acquisition), in its view, of at least equal to the amount of the Senior Loan. There is no guarantee, however, that the collateral securing a Senior Loan will be sufficient to protect the Trust against losses or a decline in income in the event of the Borrower’s nonpayment of principal and/or interest. For example, the value of the collateral could, subsequent to the Trust’s investment in the Senior Loan, decline below the amount of the Senior Loan. In addition, it may not be possible to liquidate the collateral promptly. Also, in the event that a Borrower declares bankruptcy, a court could invalidate the Trust’s security interest in the loan collateral, or subordinate the Trust’s rights under the Senior Loan to other creditors of the Borrower. In addition, in the event of an out of court restructuring, the Trust’s security interest in the loan collateral or rights under the Senior Loan with respect to other creditors may be subordinated.

■	Limited public information. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for securities registered with the SEC and/ or listed on a national securities exchange. As a result, the performance of the Trust and its ability to meet its investment objective is more dependent upon the analytical ability of the Investment Adviser than would be the case for an investment company that invests primarily in registered and/or exchange listed securities.

■	Illiquidity of senior loans. Senior Loans may be transferable among financial institutions; however, they do not, at present, have the liquidity of conventional debt securities and are often subject to restrictions on resale. For example, borrower approval is often required for the resale of interests in Senior Loans. Due to the illiquidity of Senior Loans, the Trust may not be able to dispose of its investments in Senior Loans in a timely fashion and at a fair price. The inability to do so could result in losses to the Trust.

■	Reliance upon agent. An Agent typically administers a Senior Loan and is responsible for the collection of principal and interest payments from the Borrower. The Trust will generally rely on the Agent to collect and to transmit to the Trust its portion of the payments on the Senior Loan. The Trust also generally will rely on the Agent to monitor compliance by the Borrower with the terms of the Loan Agreement and to notify the Trust of any adverse change in the Borrower’s financial condition or any declaration of insolvency. In addition, the Trust will rely on the Agent to use appropriate creditor remedies against the Borrower in the event of a default. Accordingly, the Trust’s success may be dependent in part upon the skill of Agents in administering the terms of Loan Agreements, monitoring Borrower compliance, continued on page 7

This report must be accompanied or preceded by a currently effective Trust prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Nasdaq Symbol
Trust Shares	XPITX

6	Invesco Prime Income Trust

continued from page 6

collecting principal, interest and fee payments from Borrowers and, where necessary, enforcing creditor remedies against Borrowers.

The Agent’s appointment may be terminated if the Agent becomes insolvent, goes into bankruptcy, or has a receiver, conservator or similar official appointed for it by the appropriate bank regulatory authority. In such event, a successor agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Trust were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent’s general or secured creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower’s bankruptcy or insolvency, the Borrower’s obligation to repay the Senior Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

■	Participations. The Trust may invest in Participations. Because the holder of a Participation generally has no contractual relationship with the Borrower, the Trust will have to rely upon a Selling Participant and/or Intermediate Participant to pursue appropriate remedies against a Borrower in the event of a default. As a result, the Trust may be subject to delays, expenses and risks that are greater than those that would be involved if the Trust could enforce its rights directly against the Borrower or through the Agent. A Participation also involves the risks that the Trust may be regarded as a creditor of a Selling Participant and/or Intermediate Participant rather than of the Borrower. If so, the Trust would be subject to the risk that a Selling Participant may become insolvent.

■	Prepayments. The Borrower of a Senior Loan, in some cases, may prepay the Senior Loan. Prepayments could adversely affect the Trust’s yield to the extent that the Trust is unable to reinvest promptly payments in Senior Loans or if such prepayments were made during a period of declining interest rates.
■	Loans to foreign borrowers and non-U.S. dollar-denominated securities. The Trust may invest without limitation in Senior Loans which are made to non-U.S. borrowers that are U.S. dollar-denominated and may invest up to 20% of its total assets in non-U.S. dollar-denominated Senior Loans or other debt securities. These securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Trust Shares is quoted in U.S. dollars, the Trust may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged. In addition, a decline in a non-U.S. borrower’s own currency relative to the U.S. dollar may impair such borrower’s ability to make timely payments of principal and/or interest on a loan.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Trust assets and any effects of foreign social, economic or political instability, which will affect those markets and their issuers, while not necessarily having an effect on the U.S. economy or on similar issuers located in the United States. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, it may be more difficult to value and monitor the value of collateral underlying loans to non-U.S. borrowers. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Trust to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Trust’s trades effected in those markets and could result in losses to the Trust due to subsequent declines in the value of the securities subject to the trades.

■	Concentration. The Trust will treat the Borrower and the Agent Bank and, with respect to Participations, each financial institution interposed between the Borrower and the Trust, as an issuer of a Senior Loan or Participation for the purpose of determining the Trust’s concentration in a particular industry. As a result, 25% or more of the Trust’s assets will be invested in the industry group consisting of financial institutions and their holding companies. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies also are affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments continued on page 8
7	Invesco Prime Income Trust

continued from page 7

become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership. This concentration in securities of issuers in the industry group consisting of financial institutions originated from the inception of the Trust, and contemplates the then current market practice of acquiring Senior Loans indirectly, primarily through participations from banks and other financial institutions. The Senior Loan markets have since evolved and, per current market practice, the Trust primarily acquires Senior Loans directly either by assignment or by acting as one of a syndicate group of lenders originating a loan, thereby rendering the referenced investment restriction with respect to such concentration obsolete.

The Trust may invest up to 10% of its assets in Senior Loans made to any single Borrower. To the extent that the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Trust’s investments may be more affected by any single adverse economic, political or regulatory event than will the value of the investments of a more diversified investment company.

■	Senior notes. The Trust is authorized to invest in Senior Notes. Senior Notes are debt obligations of Borrowers issued directly to investors in the form of debt securities. It is anticipated that Senior Notes purchased by the Trust will generally bear a higher rate of interest than Syndicated Loans. Such securities may, however, involve greater risks than those associated with Syndicated Loans. The covenants and restrictions to which the Borrower would be subject in the case of Senior Notes may not be as rigorous in all respects as those to which the Borrower would be subject in the case of a Syndicated Loan. Also, the scope of financial information respecting the Borrower available to investors in Senior Notes may be more limited than that available to Syndicated Loan Lenders. In addition, a Syndicated Loan typically requires steady amortization of principal throughout the life of the Loan whereas Senior Notes, typically, are structured to allow Borrowers to repay principal later in the life of the Loan.
■	Warrants, equity securities and junior debt securities. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Trust’s net asset value. Additionally, any investments in loans that are not secured by any specific collateral involve a greater risk of loss.

■	Credit linked deposits. Credit Linked Deposits are advances by Lenders which are used to support facilities for the issuance of letters of credit to Borrowers upon request. Credit linked deposits effectively prefund future drawdowns on these letters of credit.

Credit linked deposits are held by the bank which issues the letter of credit (the “Issuing Bank”) or the Agent on behalf of the Issuing Bank (typically the Agent is also the Issuing Bank) for the account of the Lenders (the “Deposit Account”). The Deposit Account is utilized to reimburse the Issuing Bank to the extent that there are drawdowns on the letter of credit and the Issuing Bank is not immediately reimbursed therefor by the Borrower. The Borrower remains obligated to reimburse the Issuing Bank and as the Borrower does so, such amounts are put back into the Deposit Account by the Issuing Bank. Upon a specified date, amounts remaining in the Deposit Account are refunded to the Lenders plus interest on each Lender’s credit linked deposits, typically at an interest rate comparable to the interest rate that would have been charged on direct advances by the Lender to the Borrower.

The Trust’s investments in credit linked deposits subject the Trust to the credit risk of the Issuing Bank which maintains the Deposit Account as well as that of the Borrower under the letter of credit.
■	Structured products. The Trust also may invest up to 10% of its total assets in structured notes, credit default swaps to enhance the yield on its portfolio or to increase income available for distributions or for other non-hedging purposes, and other types of structured investments (referred to collectively as “structured products”), which may be considered derivative instruments. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. A derivative investment could lose more than the cash amount invested or incur higher taxes. Derivatives may also be subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Trust.

A structured note is a derivative security that has one or more special features, such as an interest rate based on a spread over an index or a bench-mark interest rate, or other reference indicator, that may or may not correlate to the total rate of return on one or more underlying investments (such as Senior Loan interests) referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

continued on page 9
8	Invesco Prime Income Trust

continued from page 8

A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for a payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. When the Trust buys a credit default swap, it is utilizing the swap for hedging purposes similar to other hedging strategies. When the Trust sells a credit default swap, it is utilizing the swap to enhance the yield on its portfolio to increase income available for distribution or for other non-hedging purposes.

Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments (such as Senior Loan interests) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

The Trust may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the Borrower. The Trust generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, or rights to any funds acquired by other Lenders through set-off against the Borrower. In addition, when the Trust holds a structured product derived from a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Trust and may not consider the interests of the Trust.

■	Borrowings. The Trust is authorized to borrow money to the maximum extent permitted by the Investment Company Act and the rules and regulations promulgated thereunder, or by an exemption or other relief applicable to the Trust from the provisions of the Investment Company Act. The Trust may borrow for investment purposes, to make distributions to stockholders to the extent necessary to qualify as a regulated investment company or to finance the monthly repurchase of Shares. The fees related to borrowing will be borne by the Trust and its shareholders. There are risks associated with borrowings, including that the costs of borrowing may exceed the income from investments made with such borrowings. Borrowing increases exposure to risks, including the likelihood of greater volatility of net asset value and market price of the Shares than a comparable portfolio that does not borrow; the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the return to the holders of Shares or will result in fluctuations in the dividends paid on Shares; and the effect of borrowing in a declining market, which is likely to cause a greater decline in the net asset value of the Shares, which may result in a greater decline in the market price of the Shares. The Trust’s use of borrowing could impair the ability of the Trust to maintain its qualification for federal income taxes as a regulated investment company. As long as the Trust is able to invest the proceeds of any borrowing in investments that provide a higher net return than the then cost of such borrowing and the Trust’s operating expenses, the effect of such borrowing will be to cause Trust shareholders to realize a higher current rate of return than if the Trust had not engaged in such financial leverage. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses, the Trust’s shareholders would have a lower rate of return than if the Trust had not been leveraged.

■	Active trading. The Trust may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

About indexes used in this report
■	The CS Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment grade loans.

■	The Trust is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

Other information
■	The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

9	Invesco Prime Income Trust

Schedule of Investments

September 30, 2011

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Variable Rate Senior Loan Interests–100.45%(a)(b)
Aerospace & Defense–2.01%
ARINC Inc., Second Lien Term Loan (Acquired 01/10/11; Cost $1,036,159)	6.24%	10/25/15	$1,064	$1,046,982

AVIO S.p.A. (Italy), Term Loan B	2.11%	12/13/14	466	418,494

Term Loan C	2.99%	12/13/15	497	448,620

DynCorp International LLC, Term Loan B	6.30%	07/05/16	1,286	1,262,705

IAP Worldwide Services, Inc., PIK First Lien Term Loan(c)	9.25%	12/28/12	1,443	1,408,826

Sequa Corp., Term Loan	3.50%	12/03/14	2,919	2,758,912

SI Organization, Inc. (The), New Term Loan B	4.50%	11/22/16	708	651,879

TASC, Inc., New Term Loan B	4.50%	12/18/15	972	929,340

Wyle Services Corp., Term Loan B	5.75%	03/27/17	1,297	1,255,946

				10,181,704

Air Transport–0.85%
Delta Air Lines, Inc., New Term Loan B	5.50%	04/20/17	1,441	1,364,724

Term Loan B	4.25%	03/07/16	2,320	2,134,104

US Airways Group Inc., Term Loan	2.74%	03/21/14	986	841,276

				4,340,104

Automotive–2.61%
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	177	176,298

Federal-Mogul Corp., Term Loan B	2.16%	12/29/14	5,574	5,149,093

Hertz Corp., New Synthetic LOC	3.75%	03/09/18	736	695,108

KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	4,167	4,036,810

Key Safety Systems, Inc., First Lien Term Loan	2.49%	03/08/14	2,455	2,233,730

Metaldyne Co. LLC, New Term Loan B	5.25%	05/18/17	995	968,023

				13,259,062

Beverage & Tobacco–0.85%
DS Waters Enterprises, L.P., Term Loan B	2.47%	10/27/12	2,670	2,480,507

DSW Holdings, Inc., Term Loan	4.24%	03/02/12	2,000	1,836,670

				4,317,177

Building & Development–4.10%
Axia Acquisition Corp., Second Lien Term Loan A(c)	11.00%	03/11/16	195	151,102

Second Lien Term Loan B (Acquired 05/30/08; Cost $1,003,288)	5.00%	03/12/16	349	270,371

Beacon Sales Acquisition, Inc., Term Loan B	2.24%	09/30/13	2,291	2,217,229

Building Materials Holding Corp., Second Lien Term Loan(c)	8.00%	01/05/15	643	596,645

Capital Automotive L.P., New Term Loan B	5.00%	03/10/17	5,991	5,730,329

CB Richard Ellis Services, Inc., New Term Loan C	3.49%	03/05/18	323	309,532

New Term Loan D	3.73%	09/04/19	2,782	2,668,036

Champion Opco LLC, Term Loan	7.50%	12/31/13	646	564,307

CPG International Inc., New Term Loan B	6.00%	02/18/17	736	703,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Building & Development–(continued)

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	$1,391	$1,316,599

Nortek, Inc., Term Loan	5.25%	04/26/17	692	652,226

RE/MAX International, Inc., New Term Loan	5.50%	04/15/16	363	357,200

Realogy Corp., Extended LOC	4.44%	10/10/16	83	68,111

Extended Term Loan	4.52%	10/10/16	4,327	3,531,287

LOC	3.19%	10/10/13	485	439,418

Rhodes Homes, New Term Loan(c)	5.37%	03/31/16	574	491,160

WCI Communities, Inc., PIK Term Loan(c)	10.01%	09/02/16	761	740,433

				20,807,710

Business Equipment & Services–9.57%
Affinion Group, Inc., Term Loan B	5.00%	10/10/16	7,300	6,664,757

Asurion Corp., New First Lien Term Loan	5.50%	05/24/18	5,388	5,099,341

New Second Lien Term Loan	9.00%	05/24/19	3,108	2,970,841

BakerCorp International, Inc., Term Loan B	5.00%	06/01/18	1,267	1,223,383

Bright Horizons Family Solutions, Inc., Term Loan B	4.24%	05/28/15	2,668	2,607,936

Brock Holdings III, Inc., New Term Loan B	6.00%	03/16/17	1,654	1,564,465

Contec, LLC, Term Loan B(d)	9.00%	07/28/14	2,885	2,105,839

Crawford & Co., Term Loan B	5.00%	10/30/13	3,876	3,804,819

First Data Corp., Delayed Draw Term Loan	2.98%	09/24/14	986	862,780

Term Loan B1	2.98%	09/24/14	4,804	4,187,066

Term Loan B2	2.98%	09/24/14	2,067	1,801,712

Term Loan B3	2.98%	09/24/14	2,657	2,315,599

iPayment, Inc., Term Loan B	5.75%	05/08/17	779	763,039

Kronos, Inc., Second Lien Term Loan	6.12%	06/11/15	1,466	1,389,079

Mitchell International, Inc., First Lien Term Loan	2.38%	03/28/14	318	291,474

NCO Financial Systems, Inc., Term Loan B	8.00%	05/15/13	3,967	3,882,474

SMG Holdings, Inc., Term Loan B (Acquired 08/03/07; Cost $938,235)	3.28%	07/27/14	941	888,947

Sungard Data Systems, Inc., Incremental Term Loan	3.73%	02/28/14	1,185	1,164,153

Term Loan B	3.89%	02/26/16	5,191	5,020,331

				48,608,035

Cable & Satellite Television–3.61%
AMC Networks Inc., Term Loan B	4.00%	12/31/18	566	552,479

BBHI Acquisition LLC, Term Loan B	4.50%	12/14/17	1,569	1,518,969

Cequel Communications, LLC, New Term Loan	2.25%	11/05/13	1,301	1,255,274

Charter Communications Operating, LLC, Extended Term Loan	3.62%	09/06/16	999	968,914

New Term Loan	7.25%	03/06/14	54	54,150

Third Lien Term Loan	2.74%	09/05/14	3,125	2,976,563

Knology Inc., New Term Loan B	4.00%	08/18/17	3,272	3,170,165

Mediacom Broadband LLC, Term Loan F	4.50%	10/23/17	806	779,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Cable & Satellite Television–(continued)

Mediacom LLC, Term Loan D	5.50%	03/31/17	$499	$489,067

Term Loan E	4.50%	10/23/17	1,985	1,899,325

Midcontinent Communications, New Term Loan B	5.25%	12/30/16	119	115,743

NDS Finance Ltd. (United Kingdom), New Term Loan B	4.00%	03/12/18	600	573,370

UPC Broadband Holding, B.V. (Netherlands), Term Loan T	3.72%	12/30/16	243	233,238

Term Loan X	3.72%	12/29/17	500	479,500

Yankee Cable Acquisition, LLC, Term Loan B1	6.50%	08/26/16	3,371	3,261,429

				18,327,347

Chemicals & Plastics–4.56%
Armored Autogroup Inc., Term Loan B	6.00%	11/04/16	601	559,759

Houghton International, Inc., New Term Loan B	6.75%	01/29/16	1,707	1,693,995

INEOS Holding Ltd., Term Loan B2	7.50%	12/16/13	1,787	1,786,599

Term Loan C2	8.00%	12/16/14	1,788	1,795,969

Metokote Corp., Term Loan Refinance	9.00%	11/27/11	4,210	4,185,114

Momentive Specialty Chemicals, Inc., Extended Term Loan C1	4.00%	05/05/15	2,012	1,896,589

Extended Term Loan C2	4.13%	05/05/15	584	550,279

Extended Term Loan C4	4.06%	05/05/15	1,645	1,546,503

Extended Term Loan C5	4.00%	05/05/15	419	391,870

OM Group, Inc., Term Loan B	5.75%	08/02/17	391	388,656

OMNOVA Solutions, Inc., Term Loan B	5.75%	05/31/17	4,163	4,041,342

Phillips Plastics Corp., Term Loan	7.25%	02/10/17	412	409,368

Potters Holdings II, L.P., First Lien Term Loan	6.00%	05/05/17	883	856,110

PQ Corp., Term Loan B	3.51%	07/30/14	1,956	1,792,360

Univar Inc., Term Loan B	5.00%	06/30/17	1,337	1,259,107

				23,153,620

Clothing & Textiles–0.36%
Levi Strauss & Co., Term Loan	2.49%	03/27/14	2,000	1,850,000

Conglomerates–0.53%
Goodman Global Holdings, Inc., First Lien Term Loan	5.75%	10/28/16	2,414	2,395,916

Second Lien Term Loan	9.00%	10/30/17	314	316,827

				2,712,743

Containers & Glass Products–5.01%
Anchor Glass Container Corp., First Lien Term Loan	6.00%	03/02/16	2,181	2,166,424

Second Lien Term Loan	10.00%	09/02/16	1,100	1,093,983

Berlin Packaging LLC, Term Loan	3.27%	08/17/14	1,925	1,835,170

BWAY Corp., Canadian Term Loan C	4.50%	02/23/18	25	23,932

New Term Loan B	4.50%	02/23/18	281	269,552

Consolidated Container Co. LLC, Term Loan	2.50%	03/28/14	508	473,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Containers & Glass Products–(continued)

Exopack, LLC, Term Loan	6.50%	05/26/17	$1,814	$1,704,844

Pertus Sechszehnte GmbH (Germany), Term Loan B2	2.62%	06/12/15	2,022	1,545,491

Term Loan C2	2.87%	06/13/16	2,022	1,555,603

Ranpak Corp., Term Loan	4.75%	04/20/17	353	339,666

Reynolds Group Holdings Ltd., Term Loan B	6.50%	02/09/18	1,110	1,079,294

Term Loan C	6.50%	08/09/18	10,372	10,114,808

Tegrant Corp., Second Lien Term Loan (Acquired 03/14/07; Cost $800,000)	5.87%	03/08/15	800	640,000

TricorBraun, Inc., Term Loan B	2.47%	07/31/13	2,789	2,572,593

				25,415,020

Cosmetics & Toiletries–1.22%
Huish Detergents, Inc., Second Lien Term Loan	4.49%	10/26/14	1,000	853,750

KIK Custom Products, Inc., Canadian Term Loan	2.51%	06/02/14	281	238,127

First Lien Term Loan	2.51%	06/02/14	1,639	1,389,073

Second Lien Term Loan	5.26%	11/28/14	800	505,000

Levlad, LLC, New Term Loan(c)	10.00%	03/05/15	795	753,472

Marietta Intermediate Holding Corp., Term Loan B (Acquired 12/22/04–02/04/11; Cost $2,324,201)(c)	7.00%	02/19/15	1,086	966,640

Prestige Brands, Inc., Term Loan B	4.75%	03/24/16	874	864,040

Revlon Consumer Products Corp., New Term Loan B	5.74%	11/17/17	667	647,605

				6,217,707

Drugs–3.72%
Capsugel Healthcare Ltd., Term Loan	5.25%	08/01/18	1,492	1,470,617

Grifols Inc., Term Loan B	6.00%	06/01/17	3,474	3,419,144

Harlan Sprague Dawley, Inc., Term Loan B	3.77%	07/11/14	3,031	2,728,881

Medpace, Inc., Term Loan	6.50%	06/22/17	1,591	1,519,250

Quintiles Transnational Corp., New Term Loan B	5.00%	06/08/18	1,555	1,467,507

RPI Finance Trust, Term Loan 2	4.00%	05/09/18	4,988	4,954,769

Warner Chilcott Co., LLC, New Term Loan B1	4.25%	03/15/18	1,552	1,513,246

New Term Loan B2	4.25%	03/15/18	776	756,623

WC Luxco S.a.r.l. (Luxembourg), New Term Loan B3	4.25%	03/15/18	1,067	1,040,357

				18,870,394

Ecological Services & Equipment–1.17%
Environmental Systems Products Holdings, Inc., Jr. Unsec. Loan (Acquired 06/10/08–09/30/10; Cost $358,078)(c)	18.00%	03/31/15	447	447,266

Second Lien Term Loan (Acquired 09/12/07; Cost $741,279)	13.50%	09/12/14	741	741,279

ServiceMaster Co., Delayed Draw Term Loan	2.74%	07/24/14	460	431,418

Term Loan	2.74%	07/24/14	4,622	4,332,147

				5,952,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Electronics & Electrical–2.37%
Aeroflex Inc., Term Loan B	4.25%	05/09/18	$211	$203,847

Bentley Systems, Inc., Term Loan B (Acquired 02/14/11; Cost $631,431)	5.75%	02/10/17	631	612,488

Butterfly Wendel US, Inc., Term Loan B2	3.44%	06/23/14	694	636,333

Term Loan C2	4.19%	06/22/15	693	639,593

CommScope, Inc., New Term Loan B	5.00%	01/14/18	936	921,004

DataTel, Inc., Extended First Lien Term Loan	5.00%	02/20/17	585	578,074

DEI Sales, Inc., Term Loan B	7.00%	07/13/17	1,259	1,235,277

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	1,133	1,121,406

Freescale Semiconductor, Inc., Extended Term Loan B	4.47%	12/01/16	1,397	1,283,452

Infor Enterprise Solutions Holdings, Inc., Extended Delayed Draw Term Loan	5.99%	07/28/15	184	169,219

Extended Initial Term Loan	5.99%	07/28/15	380	350,306

Open Solutions, Inc., Term Loan B	2.38%	01/23/14	2,529	2,100,891

Proquest-CSA LLC, Term Loan	3.81%	02/07/14	465	442,516

Spectrum Brands, Inc., New Term Loan B	5.00%	06/17/16	1,746	1,730,453

				12,024,859

Farming & Agriculture–0.40%
Wm. Bolthouse Farms, Inc., New First Lien Term Loan	5.50%	02/11/16	950	936,218

New Second Lien Term Loan	9.50%	08/11/16	1,091	1,072,500

				2,008,718

Financial Intermediaries–3.13%
Fidelity National Information Solutions, Inc., Term Loan B	5.25%	07/18/16	2,436	2,435,636

Fifth Third Processing Solutions, LLC, Term Loan B1	4.50%	11/03/16	2,483	2,411,392

Mondrian Investment Partners Ltd., Term Loan	5.50%	07/12/18	718	702,029

Moneygram International, Inc., Term Loan B	4.50%	11/17/17	534	517,974

Nuveen Investments, Inc., Extended Term Loan	5.82%	05/12/17	3,639	3,381,044

First Lien Term Loan	3.32%	11/13/14	1,431	1,313,321

RJO Holdings Corp., FCM Term Loan	6.23%	12/10/15	76	67,784

HoldCo Term Loan B	6.23%	12/10/15	2,421	1,836,149

Transfirst Holdings, Inc., Second Lien Term Loan	6.24%	06/15/15	1,391	1,222,853

Term Loan B(c)	2.99%	06/15/14	2,181	1,990,572

				15,878,754

Food & Drug Retailers–2.35%
General Nutrition Centers, Inc., New Term Loan B	4.25%	03/02/18	1,045	1,020,218

NBTY, Inc., New Term Loan B	4.25%	10/02/17	1,079	1,049,647

Rite Aid Corp., Term Loan 5	4.50%	03/02/18	2,875	2,662,717

Term Loan B	1.98%	06/04/14	1,365	1,265,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Food & Drug Retailers–(continued)

Roundy’s Supermarkets, Inc., Extended Term Loan	7.00%	11/03/13	$3,677	$3,572,079

Supervalu Inc., Term Loan B3	4.50%	04/28/18	2,545	2,355,689

				11,926,307

Food Products–3.44%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18	494	477,750

Term Loan B	5.25%	12/18/17	1,342	1,298,431

Dean Foods Co., Extended Term Loan B1	3.37%	04/02/16	497	473,366

Del Monte Foods Co., Term Loan	4.50%	03/08/18	4,491	4,183,049

Dole Food Co., Inc., Term Loan B2	5.05%	07/06/18	862	851,226

Term Loan C2	5.06%	07/06/18	1,601	1,580,848

Farley’s & Sathers Candy Co., Inc., Term Loan B	6.50%	03/30/18	1,310	1,300,519

JBS USA Holdings Inc., Term Loan	4.25%	05/25/18	1,864	1,802,997

Pierre Foods, Inc., First Lien Term Loan	7.00%	09/30/16	3,279	3,209,989

Second Lien Term Loan	11.25%	09/29/17	325	324,942

Pinnacle Foods Holdings Corp., Term Loan D	6.00%	04/02/14	1,966	1,959,658

				17,462,775

Food Service–1.56%
Burger King Corp., New Term Loan B	4.50%	10/19/16	3,563	3,449,300

Darling International, Inc., Term Loan	5.38%	12/16/16	118	116,988

NPC International, Inc., Term Loan B	2.00%	05/03/13	1,746	1,700,093

OSI Restaurant Partners, LLC, Revolver Loan	0.69%	06/14/13	250	233,609

Term Loan B	2.56%	06/14/14	2,564	2,394,902

Sbarro, Inc., Delayed Draw Term Loan	8.75%	01/05/12	16	16,328

DIP Term Loan	8.75%	01/05/12	18	17,961

Second Lien Term Loan	8.75%	01/05/12	4	3,810

				7,932,991

Forest Products–0.64%
Cenveo Corp., Term Loan B	6.25%	12/21/16	2,880	2,806,740

Xerium Technologies, Inc., New Term Loan B	5.50%	05/22/17	445	432,367

				3,239,107

Health Care–5.57%
Alere, Inc., Term Loan B	4.50%	06/30/17	4,415	4,284,108

Biomet Inc., Term Loan B	3.31%	03/25/15	1,744	1,672,435

CareStream Health, Inc., Term Loan B	5.00%	02/25/17	4,263	3,591,289

Community Health Systems, Inc., Extended Term Loan B	3.82%	01/25/17	5,640	5,150,203

DJO Finance LLC, New Term Loan B	3.24%	05/20/14	1,357	1,287,414

Drumm Investors, LLC, Term Loan	5.00%	05/04/18	2,239	1,971,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Health Care–(continued)

Genoa Healthcare Group, LLC, Second Lien Term Loan (Acquired 06/08/11; Cost $439,275)	11.50%	02/10/13	$454	$452,057

Term Loan B	6.25%	08/10/12	843	791,629

Gentiva Health Services, Inc., New Term Loan B	4.75%	08/17/16	1,836	1,569,355

HCA, Inc., Extended Term Loan A2	2.87%	05/01/16	1,975	1,844,315

Extended Term Loan B2	3.62%	03/31/17	311	293,257

HCR Healthcare, LLC, New Term Loan	5.00%	04/06/18	1,450	1,257,318

Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18	307	286,047

Sun Healthcare Group Inc., New Term Loan B	7.50%	10/15/16	1,239	1,071,924

Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17	957	904,543

Surgical Care Affiliates, Inc., Extended Term Loan	4.37%	12/29/17	1,567	1,433,779

United Surgical Partners, International Inc., Term Loan B	2.24%	04/18/14	448	423,666

				28,284,515

Home Furnishings–0.91%
Brown Jordan International, Inc., Term Loan (Acquired 11/01/06; Cost $478,922)	6.32%	04/30/12	486	476,694

Hunter Fan Co., Second Lien Term Loan	6.98%	10/16/14	471	373,334

Mattress Holdings Corp., Term Loan B	2.62%	01/17/14	425	389,149

National Bedding Co. LLC, Second Lien Term Loan	5.31%	02/28/14	1,380	1,293,136

Quality Home Brands Holdings, LLC, Cash Pay Term Loan(c)	9.50%	06/30/14	1,004	652,379

PIK Term Loan(c)	9.50%	06/30/14	980	640,564

Springs Windows Fashions, LLC, New Term Loan B (Acquired 06/07/11; Cost $804,855)	6.00%	05/31/17	820	797,698

				4,622,954

Industrial Equipment–0.93%
Husky Injection Molding Systems Ltd. (Canada), Term Loan B	6.50%	06/30/18	489	476,370

JMC Steel Group, Inc., Term Loan	4.75%	04/03/17	535	520,860

Manitowoc Co., Inc. (The), New Term Loan B	4.25%	11/13/17	507	493,143

Mold-Masters (2007) Ltd. (Canada), Mold Masters Term Loan	3.81%	10/10/14	2,687	2,583,808

Terex Corp., Term Loan B	5.50%	04/28/17	634	623,697

				4,697,878

Insurance–1.85%
Alliant Holdings I, Inc., Term Loan B	3.37%	08/21/14	2,784	2,644,572

Term Loan D	6.75%	08/21/14	1,061	1,053,326

C.G. JCF Corp., Term Loan	3.24%	08/01/14	322	311,865

HMSC Corp., Second Lien Term Loan (Acquired 04/19/07; Cost $444,444)	5.74%	10/03/14	444	281,111

Sedgwick CMS Holdings, Inc., New Term Loan	5.00%	12/30/16	1,651	1,570,377

Second Lien Term Loan	9.00%	05/26/17	1,500	1,456,875

USI Holdings Corp., Term Loan	2.74%	05/05/14	2,270	2,076,070

				9,394,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Leisure Goods, Activities & Movies–2.57%
24 Hour Fitness Worldwide, Inc., New Term Loan	6.75%	04/22/16	$2,928	$2,823,261

Alpha D2 Ltd. (United Kingdom), Second Lien Term Loan	3.90%	06/30/14	1,167	1,009,167

Term Loan B2	2.65%	12/31/13	329	298,889

Term Loan B2	2.65%	12/31/13	517	470,131

Bombardier Recreational Products, Inc. (Canada), Term Loan	2.75%	06/28/13	8	7,855

Fender Musical Instruments Corp., Delayed Draw Term Loan	2.49%	06/09/14	785	726,617

Term Loan B	2.49%	06/09/14	1,554	1,438,182

Hicks Sports Group, LLC (Acquired 01/18/11–06/30/11; Cost $111,924)	15.00%	10/31/11	112	113,043

IMG Worldwide, Inc., New Term Loan B	5.50%	06/16/16	611	588,474

Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	2,348	2,284,686

Regal Cinemas, Inc., Term Loan B	3.37%	08/23/17	499	485,729

Sabre, Inc., Term Loan B	2.24%	09/30/14	2,158	1,818,098

SRAM, LLC, New Term Loan B	4.76%	06/07/18	1,003	967,449

				13,031,581

Lodging & Casinos–6.32%
Boyd Gaming Corp., Extended Revolver Loan	3.69%	12/17/15	2,085	1,841,464

Revolver Loan(e)	0.87%	05/24/12	2,267	2,171,077

Term Loan	3.74%	12/17/15	1,360	1,268,371

Caesars Entertainment Operating Co., Term Loan B3	3.25%	01/28/15	4,404	3,687,201

Cannery Casino Resorts, LLC, Delayed Draw Term Loan	4.49%	05/20/13	1,513	1,397,576

Second Lien Term Loan	4.49%	05/16/14	2,500	2,202,088

Term Loan B	4.47%	05/17/13	1,829	1,689,849

CCM Merger, Inc., New Term Loan B	7.00%	03/01/17	1,880	1,831,917

Chester Downs & Marina LLC, Incremental Term Loan	12.38%	07/29/16	170	169,986

Term Loan	12.38%	07/29/16	222	222,662

Golden Nugget, Inc., New Delayed Draw Term Loan(c)	3.24%	06/30/14	432	352,136

Term Loan B(c)	3.24%	06/30/14	759	618,609

Isle of Capri Casinos, Inc., New Term Loan B	4.75%	11/01/13	1,487	1,459,423

Las Vegas Sands LLC, Extended Delayed Draw Term Loan 2	2.74%	11/23/15	1,264	1,181,076

Extended Term Loan B	2.74%	11/23/16	2,002	1,869,862

Magnolia Hill, LLC, Delayed Draw Term Loan (Acquired 11/04/08–11/12/08; Cost $525,195)	3.48%	10/30/13	525	470,049

Term Loan (Acquired 10/30/07; Cost $1,494,785)	3.48%	10/30/13	1,495	1,337,833

Twin River Worldwide Holdings, Inc., Term Loan	7.75%	11/05/15	1,388	1,377,705

VML US Finance, LLC, Delayed Draw Term Loan B	4.74%	05/25/12	2,803	2,790,681

New Project Term Loan	4.74%	05/27/13	3,980	3,963,472

Term Loan B	4.74%	05/27/13	156	155,142

				32,058,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Oil & Gas–2.40%
Big West Oil, LLC, New Term Loan	7.00%	03/31/16	$410	$408,894

CCS Corp. (Canada), Term Loan B	3.37%	11/14/14	1,577	1,401,622

Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15	661	666,860

Glenn Pool Oil & Gas Trust, Term Loan (Acquired 06/08/11; Cost $902,565)	4.50%	05/02/16	924	916,891

Obsidian Natural Gas Trust, Term Loan	7.00%	11/02/15	1,736	1,744,871

RAM Energy Resources, Inc., Second Lien Term Loan (Acquired 03/15/11; Cost $1,522,375)	11.00%	09/13/16	1,550	1,542,152

SemGroup Corp., Term Loan B	5.75%	06/15/18	1,807	1,805,129

Western Refining, Inc., New Term Loan B	7.50%	03/15/17	2,280	2,272,916

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	1,446	1,426,430

				12,185,765

Publishing–3.47%
Cengage Learning Acquisitions, Inc., Incremental Loan 1	7.50%	07/03/14	977	933,906

Clarke American Corp., Term Loan B	2.76%	06/30/14	2,272	1,916,594

Cygnus Business Media, Inc., Term Loan (Acquired 07/19/04; Cost $1,757,935)(c)	9.75%	06/30/13	1,782	802,066

Endurance Business Media, Inc., First Lien Term Loan (Acquired 12/14/10; Cost $2,156,985)	6.50%	12/15/14	1,649	494,583

F&W Media, Inc., Term Loan	7.75%	06/09/14	2,208	2,014,394

Gatehouse Media Operating, Inc., Delayed Draw Term Loan	2.24%	08/28/14	52	13,556

Term Loan B	2.24%	08/28/14	139	36,309

Knowledgepoint360 Group, LLC, First Lien Term Loan (Acquired 05/18/07; Cost $864,753)	3.55%	04/14/14	865	791,249

MC Communications, LLC, Term Loan(c)	6.75%	12/31/12	2,829	466,777

Medianews Group, New Term Loan	8.50%	03/19/14	544	527,341

MediMedia USA, Inc., Term Loan B	3.20%	10/04/13	1,425	1,353,750

Merrill Communications, LLC, Term Loan	7.50%	12/24/12	400	387,252

Network Communications, Inc., Term Loan (Acquired 08/08/07; Cost $1,960,102)	5.52%	11/29/13	1,997	1,387,743

Tribune Co., Term Loan B(d)(f)	5.25%	06/04/14	12,191	6,486,008

				17,611,528

Radio & Television–6.84%
Barrington Broadcasting Group LLC, Term Loan	4.52%	08/12/13	496	477,121

Clear Channel Communication, Term Loan B	3.89%	01/28/16	6,814	4,785,831

CMP KC LLC, Term Loan (Acquired 05/17/06–03/15/10; Cost $4,856,255)(d)	6.25%	10/03/11	4,856	607,032

Foxco Acquisition Sub, LLC, Term Loan B	4.75%	07/14/15	2,242	2,143,744

Harron Communications Corp., Term Loan B	5.25%	10/06/17	1,564	1,522,168

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16	542	534,831

Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B	5.25%	04/02/18	5,027	4,812,951

Multicultural Radio Broadcasting, Inc., Second Lien Term Loan (Acquired 12/21/06; Cost $2,750,000)	5.99%	06/18/13	2,750	2,227,500

Term Loan	2.99%	12/18/12	944	862,992

NEP II, Inc., Extended Term Loan B2	3.62%	02/16/17	1,080	1,026,945

Newport Television LLC, Term Loan B	9.00%	09/14/16	1,987	1,961,689

Raycom TV Broadcasting, Inc., Term Loan B	4.50%	05/31/17	1,367	1,298,767

Univision Communications Inc., Extended Term Loan	4.49%	03/31/17	10,788	9,105,582

Weather Channel, New Term Loan B	4.25%	02/13/17	3,406	3,373,889

				34,741,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Retailers (except Food & Drug)–2.71%
Academy, Ltd., Term Loan	6.00%	08/03/18	$183	$175,292

AMSCAN Holdings, Inc., Term Loan B	6.75%	12/04/17	3,096	3,044,295

Claire’s Stores, Inc., Term Loan B	2.99%	05/29/14	241	203,851

Educate, Inc., Term Loan	8.52%	06/16/14	1,410	1,402,476

FTD, Inc., New Term Loan	4.75%	06/06/18	1,173	1,149,299

Guitar Center Inc., Extended Term Loan	5.62%	04/10/17	2,870	2,541,452

J. Crew Group, Inc., New Term Loan B	4.75%	03/07/18	3,645	3,253,558

Michaels Stores, Inc., Term Loan B2	4.80%	07/31/16	973	932,151

Petco Animal Supplies, Inc., New Term Loan	4.50%	11/24/17	848	804,828

Pilot Travel Centers LLC, New Term Loan B	4.25%	03/30/18	245	242,510

				13,749,712

Steel–0.16%
WireCo WorldGroup Inc., Term Loan (Acquired 02/16/07–08/07/07; Cost $820,950)	5.00%	02/10/14	821	808,636

Surface Transport–0.81%
Avis Budget Car Rental, LLC, New Term Loan	5.75%	04/19/14	655	657,848

Kenan Advantage Group, Inc., New Term Loan	4.50%	06/10/16	1,621	1,600,492

Swift Transportation Co. Inc., Term Loan B	6.00%	12/21/16	1,889	1,835,993

				4,094,333

Telecommunications–6.29%
Avaya, Inc., Extended Term Loan B3	4.81%	10/26/17	531	452,707

Cellular South, Inc., New Term Loan B	4.50%	07/27/17	1,359	1,328,369

Fairpoint Communications, Inc., New Term Loan B	6.50%	01/22/16	4,182	3,307,999

Global Tel*Link Corp., New Term Loan B	5.00%	11/10/16	2,381	2,312,686

Integra Telecom Inc., New Term Loan B	9.25%	04/15/15	699	663,421

Level 3 Communications, Inc., Add on Term Loan	11.50%	03/13/14	3,141	3,278,791

Term Loan A	2.50%	03/13/14	4,150	3,884,400

MetroPCS Wireless, Inc., New Term Loan B	4.00%	03/16/18	5,894	5,668,123

PAETEC Holding Corp., Term Loan	5.00%	05/31/18	638	634,935

Securus Technologies Holdings, Inc., New Term Loan	5.25%	05/31/17	1,559	1,519,489

Syniverse Technologies, Inc., Term Loan B	5.25%	12/21/17	1,597	1,577,235

TowerCo Finance LLC, Term Loan B	5.25%	02/02/17	3,375	3,299,051

U.S. Telepacific Corp., New Term Loan B	5.75%	02/23/17	665	637,940

West Corp., Term Loan B4	4.57%	07/15/16	1,250	1,213,544

Term Loan B5	4.57%	07/15/16	2,233	2,168,117

				31,946,807

Utilities–5.56%
AES Corp., New Term Loan	4.25%	06/01/18	2,621	2,569,722

BRSP, LLC, Term Loan B	7.50%	06/04/14	3,785	3,732,946

Calpine Corp., New Term Loan	4.50%	04/02/18	3,352	3,167,199

FirstLight Power Resources, Inc., Second Lien Term Loan	4.75%	05/01/14	2,400	2,206,800

Term Loan B	2.75%	11/01/13	1,872	1,779,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Utilities–(continued)

Great Point Power, Term Loan B1	4.25%	03/10/17	$684	$659,382

Mach Gen, LLC, LOC	2.37%	02/22/13	404	369,383

NRG Energy, Inc., New Term Loan B	4.00%	07/02/18	1,573	1,541,026

Primary Energy Operations LLC, New Term Loan	6.50%	10/23/14	2,411	2,362,553

Star West Generation LLC, Term Loan B	6.00%	05/14/18	3,014	2,868,795

Texas Competitive Electric Holdings Co., LLC, Extended Term Loan	4.75%	10/10/17	133	89,017

Non-Extended Term Loan	3.73%	10/10/14	7,968	5,659,049

TPF Generation Holdings LLC, Second Lien Term Loan C	4.62%	12/15/14	1,333	1,211,667

				28,216,666

Total Variable Rate Senior Loan Interests				509,930,036

Bonds & Notes–6.95%
Airlines–0.12%
Continental Airlines Inc.(g)	6.75%	09/15/15	610	600,850

Building & Development–0.04%
Realogy Corp.(g)	7.88%	02/15/19	291	219,705

Cable & Satellite Television–0.04%
AMC Networks Inc.(g)	7.75%	07/15/21	189	196,560

Chemicals & Plastics–1.10%
Lyondell Chemical Co.	11.00%	05/01/18	5,168	5,577,690

Conglomerates–0.13%
Goodman Networks, Inc.(g)	12.13%	07/01/18	680	642,600

Containers & Glass Products–1.13%
Berry Plastics Corp.(h)	5.00%	02/15/15	3,502	3,226,218

Reynolds Group Holdings Ltd.(g)	7.88%	08/15/19	2,586	2,508,420

				5,734,638

Forest Products–0.51%
Verso Paper Holdings, LLC(h)	4.00%	08/01/14	1,333	1,026,410

Verso Paper Holdings, LLC	11.50%	07/01/14	1,489	1,567,173

				2,593,583

Health Care–1.07%
Apria Healthcare Group, Inc.	11.25%	11/01/14	3,000	2,895,000

Fresenius Medical Care Holdings, Inc.(g)	6.50%	09/15/18	318	325,950

HCA, Inc.	6.50%	02/15/20	2,292	2,240,430

				5,461,380

Lodging & Casinos–0.69%
Harrahs Operating Escrow LLC(g)	11.25%	06/01/17	3,462	3,500,947

Telecommunications–0.22%
PAETEC Holding Corp.	8.88%	06/30/17	378	403,515

PAETEC Holding Corp.	9.88%	12/01/18	674	721,180

				1,124,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Prime Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Utilities–1.90%
Calpine Corp.(g)	7.25%	10/15/17	$2,002	$1,941,940

Calpine Corp.(g)	7.50%	02/15/21	3,027	2,936,265

Calpine Corp.(g)	7.88%	01/15/23	2,566	2,502,056

NRG Energy, Inc.(g)	7.63%	05/15/19	2,374	2,243,430

				9,623,691

Total Bonds & Notes				35,276,339

			Shares
Common Stocks & Other Equity Interests–1.42%(i)
Building & Development–0.37%
Axia Acquisition Corp.(g)			108	270,800

Building Materials Holding Corp.(g)			338,908	395,505

Newhall Holding Co., LLC(g)			334,648	457,464

Rhodes Homes(g)			1,038,734	285,652

WCI Communities, Inc.(g)			4,575	457,500

				1,866,921

Chemicals & Plastics–0.02%
LyondellBasell Industries N.V.–Class A			3,357	82,012

Containers & Glass Products–0.00%
Nexpak Corp. (Acquired 09/01/99; Cost $6,411,681)(g)			70	—

Cosmetics & Toiletries–0.18%
Marietta Intermediate Holding Corp. (Acquired 12/22/04; Cost $906,499)(g)			1,192,873	882,726

Natural Products Group, Inc.(g)			4,893	24,463

				907,189

Ecological Services & Equipment–0.16%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0)(g)			7,453	819,830

Financial Intermediaries–0.01%
RJO Holdings Corp., Class A(g)			1,172	11,716

Class B(g)			1,333	267

RTS Investor Corp. (Acquired 12/10/10; Cost $0)(g)			1,370	13,700

				25,683

Home Furnishings–0.39%
Generation Brands LLC(g)			1,835	917

World Kitchen, Inc. (Acquired 01/31/03; Cost $138,363)(g)			52,654	1,994,007

				1,994,924

Leisure Goods, Activities & Movies–0.03%
MEGA Brands Inc.(g)			19,576	161,592

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Prime Income Trust

			Shares	Value

Lodging & Casinos–0.07%
Wembley, Inc., Class A(g)			54,916	$366,125

Class B(g)			2,333	9,333

				375,458

Oil & Gas–0.18%
Vitruvian Exploration LLC(g)			28,650	938,288

Publishing–0.01%
CommerceConnect Media Holdings (Acquired 07/19/04; Cost $563,883)(g)			2,650	—

Endurance Business Media, Inc.(g)			3,425	34,251

F&W Media, Inc.(g)			7,895	987

F&W Media, Inc.–Wts.(g)			1,666	208

MC Acquisition Corp. (Acquired 07/02/09; Cost $0)(g)			517,761	—

SuperMedia, Inc.			2,908	4,507

				39,953

Radio & Television–0.00%
Cumulus Media, Inc.–Wts. (Acquired 01/14/10; Cost $0)(g)			2,637	4,404

Total Common Stocks & Other Equity Interests				7,216,254

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)
Structured Products–1.34%
Apidos CDO Ltd.(g)(h)	3.85%	01/20/19	$261	161,522

Ares XI CLO Ltd.(g)(h)	3.25%	10/11/21	462	274,890

Atrium CDO Corp.(g)	9.18%	06/08/19	134	117,920

Banc of America Large Loan Inc.(g)(h)	1.98%	11/15/15	4,321	3,857,474

Columbus Nova CLO Ltd.(g)(h)	3.89%	05/16/19	715	443,300

Flagship CLO V(g)(h)	5.09%	06/10/21	377	245,174

Halcyon Loan Investors CLO Ltd.(g)(h)	3.85%	04/24/21	589	358,112

ING Investment Management CLO Ltd.(g)(h)	3.75%	12/13/20	759	432,630

Madison Park Funding I Ltd.(g)(h)	3.96%	03/22/21	469	286,159

Sierra CLO Ltd.(h)	3.75%	01/22/21	471	310,860

Silverado CLO Ltd.(g)(h)	4.00%	10/16/20	569	335,710

Total Structured Products				6,823,751

			Shares
Preferred Stocks–0.06%(i)
Ecological Services & Equipment–0.05%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $42,650)(g)			1,706	271,254

Financial Intermediaries–0.01%
RTS Investor Corp.(g)			260	25,956

Total Preferred Stocks				297,210

Total Long-Term Investments–110.22% (Cost $635,852,665)				559,543,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Prime Income Trust

	Principal
	Amount
	(000)	Value

Time Deposits–2.53%
State Street Bank & Trust Co. ($12,819,748 par, 0.01% coupon, dated 09/30/11, to be sold on 10/03/11 at $12,821,037) (Cost $12,819,748)	$12,820	$12,819,748

TOTAL INVESTMENTS–112.75% (Cost $648,672,413)		572,363,338

OTHER ASSETS LESS LIABILITIES–(0.34)%		(1,726,591)

BORROWINGS–(12.41)%		(63,000,000)

NET ASSETS–100.00%		$507,636,747

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-Possession
Jr.	– Junior
LOC	– Letter of Credit
PIK	– Payment-in-Kind
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(b)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	All or a portion of this security is Payment-in-Kind.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at September 30, 2011 was $9,198,879, which represented 1.81% of the Trust’s Net Assets.
(e)	All or a portion of this holding is subject to unfunded loan commitments. See Note 8.
(f)	The borrower has filed for protection in federal bankruptcy court.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at September 30, 2011 was $31,558,559, which represented 6.22% of the Trust’s Net Assets.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on September 30, 2011.
(i)	Non-income producing securities acquired through the restructuring of senior loans.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Prime Income Trust

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments, at value (Cost $648,672,413)	$572,363,338

Receivable for:
Investments sold	7,103,373

Interest and fees	2,605,203

Fund shares sold	824,702

Fund expenses absorbed	29,218

Investments matured	2,182,669

Unrealized appreciation swap agreements	4,690

Investment for trustee deferred compensation and retirement plans	3,221

Other assets	13,838

Total assets	585,130,252

Liabilities:
Payable for:
Borrowings	63,000,000

Investments purchased	10,876,295

Income distributions	1,848,812

Fund shares repurchased	99,666

Accrued fees to affiliates	62,671

Accrued other operating expenses	693,543

Trustee deferred compensation and retirement plans	70,929

Unrealized depreciation on unfunded commitments	715,258

Premiums received on swap agreements	67,500

Accrued interest expense and line of credit fees	58,831

Total liabilities	77,493,505

$507,636,747

Net assets consist of:
Shares of beneficial interest	$901,009,960

Undistributed net investment income	(2,590,147)

Undistributed net realized gain (loss)	(313,763,422)

Unrealized appreciation (depreciation)	(77,019,644)

$507,636,747

Shares outstanding, $0.01 par value per share with an unlimited number of shares authorized:
Shares outstanding	71,281,713

Net asset value per share	$7.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Prime Income Trust

Statement of Operations

For the year ended September 30, 2011

Investment income:
Interest	$33,039,923

Other income	2,391,805

Total investment income	35,431,728

Expenses:
Advisory fees	5,290,666

Administrative services fees	1,482,549

Custodian fees	532,424

Interest, facilities and maintenance fees	1,559,918

Trustees’ and officers’ fees and benefits	38,757

Reports to shareholders	739,827

Other	499,487

Total expenses	10,143,628

Less: Fees waived	(758,193)

Net expenses	9,385,435

Net investment income	26,046,293

Realized and unrealized gain (loss):
Net realized gain from (loss):
Investment securities	(17,165,104)

Swap agreements	316,250

(16,848,854)

Change in net unrealized appreciation (depreciation) of:
Investment securities	10,022,537

Unfunded commitments	(564,243)

Swap agreements	(167,608)

9,290,686

Net realized and unrealized gain (loss)	(7,558,168)

Net increase in net assets resulting from operations	$18,488,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Prime Income Trust

Statement of Changes in Net Assets

For the years ended September 30, 2011 and 2010

	2011	2010

Operations:
Net investment income	$26,046,293	$33,754,457

Net realized gain (loss)	(16,848,854)	(28,619,360)

Change in net unrealized appreciation	9,290,686	66,483,847

Net increase in net assets resulting from operations	18,488,125	71,618,944

Distributions to shareholders from net investment income	(32,264,053)	(33,762,041)

Net change in net assets resulting from share transactions	(108,997,527)	(113,914,984)

Net increase (decrease) in net assets	(122,773,455)	(76,058,081)

Net assets:
Beginning of year	630,410,202	706,468,283

End of year (includes undistributed net investment income of $(2,590,147) and $(2,635,898), respectively)	$507,636,747	$630,410,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Prime Income Trust

Statement of Cash Flows

For the year ended September 30, 2011

Cash provided by operating activities:
Net increase in net assets resulting from operations	$18,488,125

Adjustments to reconcile net increase in net assets to net cash provided by operating activities:
Purchases of investments	(758,029,638)

Proceeds from disposition of investments and principal payments	899,270,213

Decrease in receivables and other assets	868,643

Amortization of premiums and accretion of discounts on investment securities	(1,692,722)

Increase in accrued expenses and other payables	598,153

Net loan fees	60,463

Change in unrealized appreciation on investment securities	(10,022,537)

Net realized loss from investment securities	17,165,104

Net cash provided by operating activities	166,705,804

Cash provided by (used in) financing activities:
Net decrease in borrowings on line of credit	(12,521,528)

Dividends paid to shareholders	(29,080,719)

Proceeds from shares of beneficial interest sold	33,255,024

Disbursements from shares of beneficial interest reacquired	(145,538,833)

Net cash provided by (used in) financing activities	(153,886,056)

Net increase in cash and cash equivalents	12,819,748

Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$12,819,748

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$3,712,496

Supplemental disclosure of cash flow information:
Cash paid during the year ended September 30, 2011 for interest, facilities and maintenance fees was $1,825,938.

Notes to Financial Statements

September 30, 2011

NOTE 1—Significant Accounting Policies

Invesco Prime Income Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end series management investment company.
  The Trust’s investment objective is to provide a high level of current income consistent with the preservation of capital.
  The Trust offers and sells its shares to the public on a continuous basis. The Trust is authorized to make monthly repurchases for a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

27        Invesco Prime Income Trust

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

28        Invesco Prime Income Trust

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Repurchase Agreements — The Trust may enter into repurchase agreements. Collateral on repurchase agreements, including the Trust’s pro-rata interest in joint repurchase agreements, is taken into possession by the Trust upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Trust’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Trust might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
L.	Swap Agreements — The Trust may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over

29        Invesco Prime Income Trust

the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Trust may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. Upfront payments received or made prior to June 1, 2010 are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap agreement. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to cover the Trust’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Trust may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
N.	Industry Concentration — To the extent that the Trust is concentrated in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
O.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.
P.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Q.	Other Risks — The Trust may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would

30        Invesco Prime Income Trust

be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of the Trust’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.90%

Next $1.0 billion	0.85%

Next $1.0 billion	0.825%

Next $500 million	0.80%

Over $3 billion	0.775%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 1.32%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  For the year ended September 30, 2011, the Adviser waived advisory fees of $758,193.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended September 30, 2011, expenses incurred under this agreement are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Trust.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Trust has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Trust and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Trust, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended September 30, 2011, expenses incurred under this agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Trust are distributed by Invesco Distributors, Inc. (“IDI”). Pursuant to a Distribution Agreement between the Trust, the Adviser and IDI, the Adviser compensates IDI at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Adviser will compensate IDI at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers.
  For the year ended September 30, 2011, the Adviser has informed the Trust that it received $34,331 in early withdrawal charges.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs

31        Invesco Prime Income Trust

reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of September 30, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended September 30, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$508,122,154	$1,807,882	$509,930,036

Bonds & Notes	—	35,276,339	—	35,276,339

Equity Securities	248,111	3,297,536	3,967,817	7,513,464

Structured Products	—	6,823,751	—	6,823,751

Time Deposits	—	12,819,748	—	12,819,748

	$248,111	$566,339,528	$5,775,699	$572,363,338

Unfunded Commitments*	—	(715,258)	—	(715,258)

Swap Agreements*	—	4,690	—	4,690

Total Investments	$248,111	$565,628,960	$5,775,699	$571,652,770

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Trust has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Trust’s derivative instruments, detailed by primary risk exposure, held as of September 30, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap Agreements	$4,690	$—

Effect of Derivative Instruments for the year ended September 30, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Swap Agreements*

Realized Gain
Credit risk	$316,250

Change in Unrealized Appreciation (Depreciation)
Credit risk	(167,608)

Total	$148,642

*	The average notional value of swap agreements outstanding during the period was $4,250,000.

Open Credit Default Swap Agreements
					Implied	Notional		Value
	Reference	Buy/Sell	Pay/Receive	Expiration	Credit	Value	Upfront	Unrealized
Counterparty	Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Payments	Appreciation

Goldman Sachs International	Texas Competitive Electric Holdings Co., LLC	Sell	5.00%	03/20/2012	1.00%	$3,000	$67,500	$4,690

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

32        Invesco Prime Income Trust

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Trust to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Trusts in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Trust may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Trust.
  During the year ended September 30, 2011, the Trust paid legal fees of $2,582 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  The Trust has entered into a $125 million Revolving Credit and Security Agreement to finance the repurchases of shares or to purchase additional securities for investment purposes. The revolving credit agreement is secured by the assets of the Trust.
  During the year ended September 30, 2011, the average daily balance of borrowing under the Revolving Credit and Security Agreement was $86,975,093 with a weighted interest rate of 1.59%. Expenses under the credit agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

NOTE 7—Repurchase of Shares

The Trust has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Trust’s outstanding shares pursuant to Rule 23c-3(b) of the 1940 Act.
  The Repurchase Offers will be for between 5% and 25% of the Trust’s outstanding shares; however, the Trust’s present intent for monthly offers of 5% of it’s outstanding shares, (although one or more monthly repurchase offers may be for more than 5% provided that the aggregate percentage of shares subject to repurchase in any three-month period does not exceed 25%.) The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). To accommodate monthly Repurchase Offers, the Trust has shorter notice periods before each offer, shorter repurchase periods and shorter payment periods after each offer. During the year ended September 30, 2011, the Trust had twelve monthly Repurchase Offers as follows:

	Percentage of outstanding		Percentage of
	shares the Fund	Number of shares	outstanding shares
Repurchase request deadlines	offered to repurchase	tendered	tendered

October 15, 2010	5.0%	1,531,356	1.8%

November 19, 2010	5.0	1,913,517	2.3

December 17, 2010	5.0	1,740,406	2.1

January 21, 2011	5.0	1,492,811	1.8

February 18, 2011	5.0	1,996,312	2.5

March 18, 2011	5.0	1,848,747	2.3

April 15, 2011	5.0	1,306,468	1.7

May 20, 2011	5.0	1,600,654	2.1

June 17, 2011	5.0	901,165	1.2

July 15, 2011	5.0	1,323,523	1.8

August 19, 2011	5.0	2,148,117	2.9

September 16, 2011	5.0	1,361,991	1.9

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NOTE 8—Unfunded Loan Commitments

As of September 30, 2011, the Trust had unfunded loan commitments, which could be drawn upon at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

			Unrealized
		Unfunded	Appreciation
Borrower		Commitment	(Depreciation)

Axia Acquisition Corp.	Revolver Loan	$375,096	$(28,132)

Boyd Gaming Corp.	Revolver Loan	733,322	(23,371)

Delta Air Lines, Inc.	Revolver Loan	2,000,000	(133,340)

General Motors Holdings	Revolver Loan	5,281,967	(530,415)

		$8,390,385	$(715,258)

NOTE 9—Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.
  At the year ended September 30, 2011, there were no interests in Senior Loans purchased by the Trust on a participation basis.

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2011 and 2010:
	2011	2010

Ordinary income	$32,264,053	$33,762,041

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$5,323,983

Net unrealized appreciation (depreciation) — investments	(84,808,766)

Net unrealized appreciation (depreciation) — other investments	(710,568)

Temporary book/tax differences	(76,457)

Post-October deferrals	(19,939,435)

Capital loss carryforward	(293,161,970)

Shares of beneficial interest	901,009,960

Total net assets	$507,636,747

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Trust has a capital loss carryforward as of September 30, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2012	$111,734,560

September 30, 2017	21,709,614

September 30, 2018	132,418,037

September 30, 2019	27,299,759

Total capital loss carryforward	$293,161,970

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

34        Invesco Prime Income Trust

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended September 30, 2011 was $739,319,372 and $879,709,180, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$10,472,286

Aggregate unrealized (depreciation) of investment securities	(95,281,052)

Net unrealized appreciation (depreciation) of investment securities	$(84,808,766)

Cost of investments for tax purposes is $657,172,104.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carry forward and bond premium amortization, on September 30, 2011, undistributed net investment income was increased by $6,263,511, undistributed net realized gain (loss) was increased by $203,286,536 and shares of beneficial interest decreased by $209,550,047. This reclassification had no effect on the net assets of the Trust.

NOTE 13—Share Information

Transactions in shares of beneficial interest were as follows:

	September 30, 2011		September 30, 2010

	Shares	Amount	Shares	Amount

Shares sold	4,346,146	$32,925,096	4,743,918	$34,285,864

Shares issued to shareholders for reinvestment of dividends	492,946	3,712,496	499,593	3,601,856

Shares tendered	(19,369,095)	(145,635,119)	(20,979,192)	(151,802,704)

Net increase (decrease) in share activity	(14,530,003)	$(108,997,527)	(15,735,681)	$(113,914,984)

NOTE 14—Dividends

The Trust declared the following dividends to shareholders from net investment income subsequent to September 30, 2011:

Declaration Date	Payable Date	Amount Per Share

Daily	October 31, 2011	$0.033

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NOTE 15—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year ended September 30
	2011		2010	2009	2008	2007

Net asset value, beginning of period	$7.35		$6.96	$7.33	$8.72	$9.04

Income from investment operations:
Net investment income	0.33	(a)	0.36	0.36	0.51	0.64

Net gains (losses) on securities (both realized and unrealized)	(0.15)		0.39	(0.36)	(1.38)	(0.32)

Total from investment operations	0.18		0.75	—	(0.87)	0.32

Less dividends from net investment income	(0.41)		(0.36)	(0.37)	(0.52)	(0.64)

Net asset value, end of period	$7.12		$7.35	$6.96	$7.33	$8.72

Total return at net asset value(b)	2.29%		10.97%	1.09%	(10.36)%	3.57%

Net assets, end of period (000’s omitted)(c)	$507,637		$630	$706	$877	$1,199

Portfolio turnover rate(d)	109%		45%	75%	45%	65%

Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.58	%(e)	1.55%	1.53%	1.34%	1.24%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.32	%(e)	1.33%

Without fee waivers and/or expense reimbursements	1.71	%(e)	N/A	N/A	N/A	N/A

Ratio of net investment income to average net assets	4.39	%(e)	4.95%	6.03%	6.31%	7.12%

Senior indebtedness:
Total borrowings (000’s omitted)	$63,000		$75,522

Asset coverage per $1,000 unit of senior indebtedness(f)	$9,058		$9,347

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)	Net assets, end of period, for the years prior to September 30, 2011 are stated in millions.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $593,019.
(f)	Calculated by subtracting the Trust’s total liabilities (not including the Borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

NOTE 16—Proposed Reorganization

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Trust would transfer all of its assets and liabilities to Invesco Van Kampen Senior Loan Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund.
  The Trust’s shareholders approved the Agreement on October 19, 2011 and the reorganization is expected to be consummated on December 19, 2011. Upon closing of the reorganization, shareholders of the Trust will receive a corresponding share class of the Acquiring Fund in exchange for their shares of the Trust and the Trust will liquidate and cease operations.

36        Invesco Prime Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Prime Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Prime Income Trust (hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 25, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 28, 2011
Houston, Texas

37        Invesco Prime Income Trust

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of Invesco Prime Income Trust is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Prime Income Trust (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the closed-end funds and all of the open-end funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board has met since the closing of the Morgan Stanley Transaction. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory

38        Invesco Prime Income Trust

contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Closed-End Loan Participation Funds Index. The Board noted that the Fund’s performance was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one year period and above for the three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was below the rate of one mutual fund and above the rate of one mutual fund with comparable investment strategies.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board noted that as part of the Morgan Stanley Transaction, Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

39        Invesco Prime Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

40        Invesco Prime Income Trust

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Prime Income Trust was held on Wednesday, September 14, 2011, adjourned until September 22, 2011 and adjourned until October 19, 2011. The Meeting on October 19, 2011 was held for the following purpose:

			Votes	Withheld/	Broker
	Matter	Votes For	Against	Abstentions	Non-Votes

(1)	To approve an Agreement and Plan of Reorganization between Invesco Prime Income Trust (the “Target Fund”) and Invesco Van Kampen Senior Loan Fund (the “Acquiring Fund”) providing for:(a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for Class IB Shares of the Acquiring Fund;(b) the distribution of such Class IB Shares of the acquiring Fund to the shareholders of the Target Fund; and(c) the liquidation and termination of the Target Fund	33,317,745	1,884,874	3,380,227	0

41        Invesco Prime Income Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2010	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	142	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2010	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	142	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	160	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2010	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	142	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	160	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Prime Income Trust

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2010	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	142	None

Frank S. Bayley — 1939 Trustee	2010	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	142	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2010	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	142	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	160	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	142	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	142	Administaff

Carl Frischling — 1937 Trustee	2010	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	142	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2010	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	142	None

Larry Soll — 1942 Trustee	2010	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	142	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	160	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2010	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	142	None

T-2        Invesco Prime Income Trust

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3        Invesco Prime Income Trust

Trustees and Officers—(continued)

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., and Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 3030911	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Prime Income Trust

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Trust expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is 811-05898.
     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the
Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-CE-PINC-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer and Raymond Stickel, Jr. Messrs. Arch, Bunch, Crockett, Dammeyer and Stickel are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
          PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 9/30/2011	Services Rendered to	year end 9/30/2010
	the Registrant for	Pursuant to Waiver of	the Registrant	Pursuant to Waiver of
	fiscal year end	Pre-Approval	for fiscal year end	Pre-Approval
	9/30/2011	Requirement(1)	9/30/2010	Requirement(1)
Audit Fees	$65,300	N/A	$62,600	N/A
Audit-Related Fees(2)	$6,500	0%	$0	0%
Tax Fees(3)	$8,200	0%	$6,000	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$80,000	0%	$68,600	0%
PWC billed the Registrant aggregate non-audit fees of $14,700 for the fiscal year ended September 30, 2011, and $6,000 for the fiscal year ended September 30, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end September 30, 2011 includes fees billed for agreed upon procedures related to line of credit.

(3)	Tax fees for the fiscal year end September 30, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end September 30, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	9/30/2011 That Were	Provided for fiscal year	9/30/2010 That Were	Provided for fiscal year
	Required	end 9/30/2011	Required	end 9/30/2010
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended September 30, 2011, and $0 for the fiscal year ended September 30, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer, Larry Soll and Raymond Stickel, Jr.

(b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(Placeholder for IINA Proxy Voting Policy H78704 PN 101.00 — 108.00)

I.1. PROXY POLICIES AND PROCEDURES — INSTITUTIONAL

Applicable to	Institutional Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance, Proxy Committee
Policy Approver	Invesco Risk Management Committee
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to all institutional accounts, clients and funds managed by Invesco Advisers, Inc. (“Invesco”). These policies and procedures do not apply to any of the retail funds managed by Invesco. See Section I.2 for the proxy policies and procedures applicable to Invesco’s retail funds.
A. POLICY STATEMENT
Invesco has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, Invesco may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.
Invesco believes that it has a duty to manage clients’ assets in the best economic interests of its clients and that the ability to vote proxies is a client asset.
Invesco reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.
Voting of Proxies
Invesco will vote client proxies relating to equity securities in accordance with the procedures set forth below unless a non-ERISA client retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) of an ERISA client retains in writing the right to direct the plan trustee or a third party to vote proxies, or Invesco determines that any benefit the client might gain from voting a proxy

January 2010	I.1 — 1

would be outweighed by the costs associated therewith. In addition, due to the distinct nature of proxy voting for interests in fixed income assets and stable value wrap agreements, the proxies for such fixed income assets and stable value wrap agreements will be voted in accordance with the procedures set forth in the “Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements” section below.
Best Economic Interests of Clients
In voting proxies, Invesco will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. Invesco endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
RiskMetrics’ Services
Invesco has contracted with RiskMetrics Group (“RiskMetrics,” formerly known as ISS), an independent third party service provider, to vote Invesco’s clients’ proxies according to RiskMetrics’ proxy voting recommendations determined by RiskMetrics pursuant to its then-current US Proxy Voting Guidelines, a summary of which can be found at http://www.riskmetrics.com and which are deemed to be incorporated herein. In addition, RiskMetrics will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which Invesco has proxy voting responsibility. On an annual basis, the Proxy Committee will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interests of Invesco’s clients. This may include a review of RiskMetrics’ Policies, Procedures and Practices Regarding Potential Conflicts of Interest and obtaining information about the work RiskMetrics does for corporate issuers and the payments RiskMetrics receives from such issuers.
Custodians forward to RiskMetrics proxy materials for clients who rely on Invesco to vote proxies. RiskMetrics is responsible for exercising the voting rights in accordance with the RiskMetrics proxy voting guidelines. If Invesco receives proxy materials in connection with a client’s account where the client has, in writing, communicated to Invesco that the client, plan fiduciary or other third party has reserved the right to vote proxies, Invesco will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where Invesco, or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has engaged RiskMetrics to provide the proxy analyses, vote recommendations and voting of proxies.
In the event that (i) RiskMetrics recuses itself on a proxy voting matter and makes no recommendation or (ii) Invesco decides to override the RiskMetrics vote recommendation, the Proxy Committee will review the issue and direct RiskMetrics how to vote the proxies as described below.

January 2010	I.1 — 2

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements
Some of Invesco’s fixed income clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s clients vote proxies on particular matters. RiskMetrics does not currently provide proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the investment team responsible for the particular mandate will review the matter and make a recommendation to the Proxy Manager as to how to vote the associated proxy. The Proxy Manager will complete the proxy ballots and send the ballots to the persons or entities identified in the ballots.
Proxy Committee
The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate and who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote of those members in attendance at a meeting called for the purpose of determining how to vote a particular proxy. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of Invesco. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.
The Proxy Manager shall call for a meeting of the Proxy Committee (1) when override submissions are made; and (2) in instances when RiskMetrics has recused itself or has not provided a vote recommendation with respect to an equity security. At such meeting, the Proxy Committee shall determine how proxies are to be voted in accordance with the factors set forth in the section entitled “Best Economic Interests of Clients,” above.
The Proxy Committee also is responsible for monitoring adherence to these procedures and engaging in the annual review described in the section entitled “RiskMetrics’ Services,” above.
Recusal by RiskMetrics or Failure of RiskMetrics to Make a Recommendation
When RiskMetrics does not make a recommendation on a proxy voting issue or recuses itself due to a conflict of interest, the Proxy Committee will review the issue and determine whether Invesco has a material conflict of interest as determined pursuant to the policies and procedures outlined in the “Conflicts of Interest” section below. If Invesco determines it does not have a material conflict of interest, Invesco will direct RiskMetrics how to vote the proxies. If Invesco determines it does have a material conflict of interest, the Proxy Committee will follow the policies and procedures set forth in such section.

January 2010	I.1 — 3

Override of RiskMetrics’ Recommendation
There may be occasions where Invesco investment personnel, senior officers or a member of the Proxy Committee seek to override a RiskMetrics recommendation if they believe that a RiskMetrics recommendation is not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with a RiskMetrics recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the RiskMetrics recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee along with the certification attached as Appendix A hereto. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the RiskMetrics voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed any conflict of interest.
Proxy Committee Meetings
When a Proxy Committee Meeting is called, whether because of a RiskMetrics recusal or request for override of a RiskMetrics recommendation, the Proxy Committee shall request from the Chief Compliance Officer as to whether any Invesco person has reported a conflict of interest.
The Proxy Committee shall review the report from the Chief Compliance Officer to determine whether a real or perceived conflict of interest exists, and the minutes of the Proxy Committee shall:
(1)	describe any real or perceived conflict of interest,

(2)	determine whether such real or perceived conflict of interest is material,

(3)	discuss any procedure used to address such conflict of interest,

(4)	report any contacts from outside parties (other than routine communications from proxy solicitors), and

(5)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.
Based on the above review and determinations, the Proxy Committee will direct RiskMetrics how to vote the proxies as provided herein.
Certain Proxy Votes May Not Be Cast
In some cases, Invesco may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside

January 2010	I.1 — 4

the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients, some of which may be related to requirements of having a representative in person attend the proxy meeting. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Invesco typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. Invesco will not vote if it determines that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Invesco.
CONFLICTS OF INTEREST
Procedures to Address Conflicts of Interest and Improper Influence
In order to avoid voting proxies in circumstances where Invesco or any of its affiliates have or may have any conflict of interest, real or perceived, Invesco has contracted with RiskMetrics to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by RiskMetrics, each vote recommendation provided by RiskMetrics to Invesco shall include a representation from RiskMetrics that RiskMetrics has no conflict of interest with respect to the vote. In instances where RiskMetrics has recused itself or makes no recommendation on a particular matter, or if an override submission is requested, the Proxy Committee shall determine how to vote the proxy and instruct the Proxy Manager accordingly, in which case the conflict of interest provisions discussed below shall apply.
In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between Invesco, as the investment manager, and Invesco’s clients. For each director, officer and employee of Invesco (“Invesco person”), the interests of Invesco’s clients must come first, ahead of the interest of Invesco and any Invesco person, including Invesco’s affiliates. Accordingly, no Invesco person may put “personal benefit,” whether tangible or intangible, before the interests of clients of Invesco or otherwise take advantage of the relationship with Invesco’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of Invesco, as appropriate. It is imperative that each Invesco person avoid any situation that might compromise, or call into question, the exercise of fully independent judgment that is in the interests of Invesco’s clients.

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Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if Invesco has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Additional examples of situations where a conflict may exist include:
•	Business Relationships — where Invesco manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•	Personal Relationships — where an Invesco person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•	Familial Relationships — where an Invesco person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).
In the event that the Proxy Committee determines that Invesco (or an affiliate) has a material conflict of interest, the Proxy Committee will not take into consideration the relationship giving rise to the conflict of interest and shall, in its sole discretion, either (a) decide to vote the proxies pursuant to RiskMetrics’ general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact Invesco’s client(s) for direction as to how to vote the proxies.
In the event an Invesco person has a conflict of interest and has knowledge of such conflict of interest, it is the responsibility of such Invesco person to disclose the conflict to the Chief Compliance Officer. When a Proxy Committee meeting is called, the Chief Compliance Officer will report to the Proxy Committee all real or potential conflicts of interest for the Proxy Committee to review and determine whether such conflict is material. If the Proxy Committee determines that such conflict is material and involves a person involved in the proxy voting process, the Proxy Committee may require such person to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how Invesco should vote such proxy. An Invesco person will not be considered to have a material conflict of interest if the Invesco person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.
In order to ensure compliance with these procedures, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any Invesco person who submits a RiskMetrics override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A.

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In addition, members of the Proxy Committee must notify Invesco’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence exerted by any Invesco person or by an affiliated company’s representatives with regard to how Invesco should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the Invesco Risk Management Committee. In the event that it is determined that improper influence was exerted, the Risk Management Committee will determine the appropriate action to take, which actions may include, but are not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and cooperating fully with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interests of clients.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Proxy Voting Records
The proxy voting statements and records will be maintained by the Proxy Manager on-site (or accessible via an electronic storage site of RiskMetrics) for the first two (2) years. Copies of the proxy voting statements and records will be maintained for an additional five (5) years by Invesco (or will be accessible via an electronic storage site of RiskMetrics). Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

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APPENDIX A
ACKNOWLEDGEMENT AND CERTIFICATION
     I acknowledge that I have read the Invesco Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Invesco Chief Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

Print Name

Date	Signature

I.1 Proxy Policy Appendix A	Acknowledgement and Certification

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of September 16, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Prime Income Trust

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	December 8, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	December 8, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	December 8, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.